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                                                                    EXHIBIT 10.4

                                   SCOLR, INC.

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

         This Convertible Note Purchase Agreement (the "Agreement") is made as of the 25th day of June, 2003 by and between SCOLR, INC., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers"), and is being entered into in connection with the transaction contemplated by the Company's Confidential Private Placement Memorandum (the "Memorandum"), dated as of June 13, 2003.

         The parties hereby agree as follows:

         1.       PURCHASE AND SALE OF NOTES.

                  1.1      SALE AND ISSUANCE OF NOTES.

                           (a)      Subject to the terms and conditions of this
Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing a Convertible Note, in the form attached to the Memorandum as Exhibit A, in the principal amount set forth opposite each such Purchaser's name on Exhibit A hereto. Each Convertible Note will be dated the date of the Closing and will be one of a duly authorized issue of notes of the Company designated as "6.0% Convertible Note Due June __, 2006" (with such blank being the third anniversary of the Initial Closing Date, as defined in the Memorandum), limited in aggregate principal amount to $5,500,000. The aggregate purchase price for each Purchaser's respective Convertible Note is equal to the principal amount of the Convertible Note to be issued to such Purchaser. Each Convertible Note issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as a "Note" and referred to collectively as the "Notes".

                           (b)      If at least $3,000,000 but less than all of
the authorized principal amount of the Notes is sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell, on or before the termination or expiration of the offering of the Notes as provided in the Memorandum, up to the balance of the authorized principal amount of the Notes to such persons as the officers of the Company may determine. Any such sale shall be made upon the same terms and conditions as those contained herein and such persons or entities shall become parties to this Agreement. The parties hereto agree that any additional purchaser so acquiring Notes shall be considered a "Purchaser" for purposes of this Agreement and any Notes so acquired by such additional purchasers shall be considered "Notes" for purposes of this Agreement and all other agreements contemplated hereby.

                  1.2      CLOSING; DELIVERY.

                           (a)      The purchase and sale of the Notes shall
take place at the offices of Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York, at 10:00 a.m., on June 25, 2003, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

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                           (b)      At the Closing, the Company shall deliver to
each Purchaser a fully executed Note against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company's bank account.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its businesses as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, taken as a whole, or (ii) on the ability of the Company to perform its obligations hereunder, or under the Notes.

                  2.2 CAPITALIZATION. The authorized and/or issued capital of the Company consists, or will consist, immediately prior to the Closing, of:

                           (a)      5,000,000 shares of authorized Preferred
Stock, 30,000 shares of which have been designated Series A Junior Participating Preferred Stock, none of which shares are issued and outstanding immediately prior to the Closing.

                           (b)      50,000,000 authorized shares of Common
Stock. As of May 30, 2003, 21,278,114 shares of Common Stock were issued and outstanding, which number has not changed prior to Closing other than to reflect stock option exercises. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable.

                           (c)      The Company has reserved 3,226,913 shares of
its Common Stock for issuance pursuant to the Company's 1995 Stock Option Plan. As of May 30, 2003, the Company had outstanding options and warrants to purchase 3,866,254 shares of its Common Stock, which number has not changed prior to Closing other than to reflect stock option exercises.

                           (d)      There are no other outstanding options,
warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                  2.3 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act of 1933 (the "Securities Act")) in connection with the offer or sale of any of the Notes; provided, however,

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that no representation or warranty is made regarding the activities of the
Placement Agent referred to in the Memorandum.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Notes (collectively, the "Transaction Documents"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the shares of Common Stock issuable upon conversion of the Notes (the "Conversion Shares") has been taken or will be taken prior to the Closing, and the Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  2.5 VALID ISSUANCE. The Notes will be issued in compliance with all applicable federal and state securities laws. The Conversion Shares have been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Notes, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable state securities laws, which filings will be made within the required statutory period, and the filing pursuant to Regulation D of the Securities Act, which will be effected within fifteen (15) days following the Closing, if required.

                  2.7 LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, arbitrator, public board, government agency or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or its directors or officers, or the Company's Common Stock, wherein an unfavorable decision, ruling or finding could individually or in the aggregate have a Material Adverse Effect.

                  2.8 INTELLECTUAL PROPERTY. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. Other than with respect to a claim by Lehigh Valley Technologies, which the Company believes could be resolved without a Material Adverse Effect, the Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents,

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trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

                  2.9      COMPLIANCE WITH OTHER INSTRUMENTS.

                           (a)      The Company is not in violation or default
of any provisions of its Certificate of Incorporation or Bylaws or of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                           (b)      To its knowledge, the Company has avoided
every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any material license, distribution agreement or other agreement.

                  2.10 CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and, other than as disclosed in the Company's filings with the Securities and Exchange Commission ("SEC"), none of the officers, directors or employees of the Company is presently a party to any material transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  2.11 ENVIRONMENTAL LAWS. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

                  2.12 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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                  2.13     TITLE TO PROPERTY AND ASSETS. The Company owns its
property and assets free and clear of all mortgages, liens, loans and encumbrances except for security interests granted to Access Capital and Clyde Berg, relating to loans up to an aggregate principal amount of $2,100,000, and such other encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  2.14 SEC REPORTS AND MEMORANDUM. Since January 1, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, or the Memorandum contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company.

                  2.15 EMPLOYMENT MATTERS. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against or involving the Company. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining

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agreements of the Company. No material labor dispute with the employees of the
Company exists or, to the knowledge of the Company, is imminent. Except for 401(k) plans, the Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

                  2.16 TAX RETURNS AND PAYMENTS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  2.17 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

                  2.18 INTERNAL AUDITING CONTROLS. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  2.19 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

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         3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each
Purchaser hereby represents and warrants to the Company that:

                  3.1 AUTHORIZATION. The Purchaser has full power and authority to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation, be in conflict with or constitute a default, with or without the passage of time and giving of notice, under any provision of the organizational documents of such Purchaser or any material contract or agreement to which such Purchaser is a party.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Note to be acquired by the Purchaser, and the Conversion Shares, will be acquired for investment for the Purchaser's own account, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Note and the Conversion Shares. The Purchaser has not been formed for the specific purpose of acquiring the Note.

                  3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs with the Company's management and has had an opportunity to review the Company's operations. The Purchaser understands that such discussions, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material. The Purchaser understands that a purchase of the Note involves a high degree of risk, and there can be no assurance that the Company's business objectives will be obtained.

                  3.4 RESTRICTED SECURITIES. The Purchaser understands that the Note has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Note and the Conversion Shares constitute "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Note, and the Conversion Shares, indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Note, or the Conversion Shares, for resale except as provided in any of the Transaction Documents. The Purchaser further acknowledges that if an

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exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale and the holding period for the Note and the Conversion Shares, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.5 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for the Note, and that the Company has made no assurances that a public market will ever exist for the Note.

                  3.6 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act and has delivered to the Company an Investor Questionnaire, in the form included in the subscription document booklet provided with the Memorandum, completed and signed by the Purchaser. The answers provided by the Purchaser in such Investor Questionnaire are true and correct.

         4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be obtained and effective as of the Closing.

                  4.4 NOTE. The Company shall have executed and delivered to the Purchaser the Note in the form attached to the Memorandum as Exhibit A.

                  4.5 OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Garvey Schubert Barer, counsel for the Company, an opinion, dated as of the Closing, in form reasonably satisfactory to counsel for the Placement Agent.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as

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of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be obtained and effective as of the Closing.

         6.       MISCELLANEOUS.

                  6.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

                  6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                  6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Garvey Schubert Barer, 1191 Second Avenue, 18th Floor, Seattle, Washington 98101, Attn: Alan Mitchel, Esq. or (b) if to the Purchasers, with a copy to Taglich Brothers, Inc., 700 New York Avenue, Huntington,

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New York 11743, Attn: Michael Taglich, and a copy to Fischbein Badillo Wagner
Harding, 909 Third Avenue, New York, New York 10022, Attn: Joseph D. Alperin,
Esq.

                  6.7 FINDER'S FEE. Each party represents that, except for certain agency fees and warrants to Taglich Brothers, Inc., it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  6.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the principal amount of the Notes. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon the Purchasers and each transferee of the Notes (or the Conversion Shares), each future holder of all such securities, and the Company.

                  6.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  6.10 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                  6.11 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Notes.

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

The parties have executed this Note Purchase Agreement as of the date first written above.

                                            COMPANY:

                                            SCOLR, INC.

                                            By: /s/
                                                ________________________________
                                            Name:  David T. Howard

                                            Title: President & CEO

                                            Address: 8340 154th Avenue N.E.
                                                     Redmond, Washington 98052

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The parties have executed this Note Purchase Agreement as of the date first written above.

                                            PURCHASERS:

                                            IF AN ENTITY: Name of Entity:

                                            By:_________________________________

                                            Name:_______________________________
                                                            (print)

                                            Title:______________________________

                                            Address:

                                            Taxpayer Identification Number:

                                            IF AN INDIVIDUAL:

                                            ____________________________________

                                            Signature

                                            Name:_______________________________
                                                             (print)

                                            Address:

                                            Social Security Number

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